UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22628

Permal Hedge Strategies Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor New York, NY 10018
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(888) 777-0102

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Annual Report to Stockholders is filed herewith.

March 31, 2012

Annual Report

Permal Hedge Strategies Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

FOR ACCREDITED INVESTORS ONLY

II	Permal Hedge Strategies Fund

Fund objective

The Fund’s investment objective is to seek long term capital appreciation while attempting to reduce risk and volatility.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Schedule of investments	7

Statement of assets and liabilities	9

Statement of operations	10

Statement of changes in net assets	11

Statement of cash flows	12

Financial highlights	13

Notes to financial statements	14

Report of independent registered public accounting firm	25

Board approval of management and subadvisory agreements	26

Additional information	31

Other shareholder communications regarding accounting matters	37

Dividend reinvestment plan	38

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Permal Hedge Strategies Fund for the period from the Fund’s commencement of operations on February 1, 2012 through March 31, 2012 (the “reporting period”). Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.permalhsf.com. Here you can gain immediate access to market and investment information, including:

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 27, 2012

Permal Hedge Strategies Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the period from the Fund’s commencement of operations on February 1, 2012 through March 31, 2012 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 1.8% in the second and third quarters of 2011, respectively. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% – the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department’s initial estimate for first quarter 2012 GDP growth was 2.2%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then declined to 8.2% in March 2012, the lowest rate since February 2009. Housing data was mixed during the reporting period. According to the National Association of Realtors (“NAR”), existing-home sales fell in both February and March 2012. However, the inventory of unsold homes moved lower versus the previous month in March 2012 and home prices increased. The NAR reported that the median existing-home price for all housing types was $163,800 in March 2012, up 2.5% from March 2011.

After taking a step backward in February 2012, the manufacturing sector showed some improvement the following month. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in January 2012 the manufacturing sector expanded at its fastest pace since June 2011, with a reading of 54.1 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After dipping to 52.4 in February, the PMI rose to 53.4 in March. In addition, fifteen of the eighteen industries tracked by the Institute for Supply Management expanded in March. In contrast, only nine and eleven industries expanded in January and February 2012, respectively.

While the U.S. economy strengthened versus a year ago, growth generally moderated overseas. In January 2012, before the reporting period began, the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. This was due, in part, to the IMF’s expectation that the Eurozone would experience “a mild recession in 2012 as a result of the rise in sovereign yields, the effects of bank deleveraging on the real economy, and the impact of additional fiscal consolidation.” The IMF now anticipates 2012 growth will be -0.5% in the Eurozone and 1.7% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its 2012 projection for the former from 6.1% to 5.4%.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. Looking back, in August 2011, the Fed declared its intention to keep the federal funds rate

IV	Permal Hedge Strategies Fund

Investment commentary (cont’d)

steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions – including low rates of resource utilization and a subdued outlook for inflation over the medium run – are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” The Fed repeated this point at its meeting in April (after the reporting period ended), saying “To support a stronger economic recovery and to help ensure that inflation, over time, is at the rate most consistent with its dual mandate, the Committee expects to maintain a highly accommodative stance for monetary policy.”

Due to mounting economic challenges, a number of international central banks kept interest rates extremely low during the reporting period. As has been the case since December 2011, the European Central Bank (“ECB”) kept interest rates at 1.00% during the reporting period, which equaled its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, both China and India lowered their cash reserve ratio for banks during the reporting period. This could be a precursor to lowering interest rates if global growth stalls further.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Permal Hedge Strategies Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. Permal Hedge Strategies Fund seeks long-term capital appreciation, while attempting to reduce risk and volatility. The Fund employs a “fund- of-hedge funds” approach that provides a means for investors to participate in private investment vehicles typically referred to as hedge funds (“Portfolio Funds”) by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers. The Fund invests primarily in Portfolio Funds that offer access to a broad range of investment strategies with a global fixed-income focus. The types of strategies the Fund invests in include:

•  Global fixed-income strategies, such as developed markets fixed-income, emerging markets fixed-income, and fixed-income hedge;

•  Global event-driven strategies, such as risk arbitrage, distressed debt, special situations, and activists;

•  Global macro strategies, such as discretionary, systematic, and natural resources; and

•  To a lesser extent, equity long/short strategies.

The Fund invests in Portfolio Funds that employ a variety of investment strategies. The Fund employs a dynamic asset allocation process that shifts capital between credit- and non-credit strategies based on the investment sub-adviser’s, Permal Asset Management Inc. (“Permal”), views on the credit markets. The Fund seeks to produce investment returns that have lower risk than traditional long-only investments and over time produce above-market returns. The combination of various Portfolio Funds that utilize alternative investment strategies, and that are typically less correlated to the market than traditional long-only funds, is expected to produce a portfolio that is less volatile than the general market and less correlated to such market than traditional long-only funds investing in the same market. There is no guarantee this objective will be met.

Permal provides day-to-day portfolio management with respect to the Fund’s assets. Portfolio construction reflects both a top-down and bottom-up approach. The bottom-up process includes idea generation, due diligence and portfolio monitoring with respect to portfolio managers and Portfolio Funds. While portfolio manager selection is primarily a bottom-up approach, Permal establishes a top-down macroeconomic view that forms the basis for setting target allocations for each major strategy and region. The individuals at Permal that have primary responsibility for the day-to-day management of the Fund’s portfolio are Javier F. Dyer and Alexander Pillersdorf.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Permal Hedge Strategies Fund commenced operations on February 1, 2012. The market conditions since inception have been characterized in the U.S. with encouraging employment and manufacturing figures as well as an improving outlook for the U.S. economy from the Federal Reserve Board (“Fed”)i, which has acted to diminish expectations for additional monetary easing and continued to support the notion of a sufficient, self-sustaining recovery. Europe has continued to grind along with the Long-Term Refinancing Operations (“LTRO”)

2	Permal Hedge Strategies Fund 2012 Annual Report

Fund overview (cont’d)

programs providing necessary liquidity to European banks, but the ongoing issue of economic growth versus austerity remains unresolved. Towards the end of March, China became a focal point. The Chinese government ratcheted down its growth expectations going forward and economic data continued to weaken, increasing investors’ fears of a hard landing in China.

In the U.S., data may have improved enough that the Fed may be reconsidering a third round of quantitative easing (“QE”) (lower expectations for QE3 drove gold’s weakness throughout the first quarter). Increasingly, it looks like the actions of the Federal Reserve on further easing will be data dependent (bad data increases the odds of further easing). There are increased signs of an improvement in employment, and U.S. housing appears to be forming a bottom. Additionally, there are positive signs of a manufacturing renaissance in the U.S. Ten-year low natural gas prices, the high cost of transportation fuels and higher wages in Asia make the U.S. attractive once again, from a manufacturing perspective. On the political front, as summer approaches, investors will begin to focus on the upcoming U.S. election and what the possible outcomes may be and perhaps, more importantly, the fiscal tightening that may occur at year end with the expiration of the Bush tax cuts. The potential for Europe to be a focal point of stress remains. In particular, investors will draw their attention to Spain where the government wrestles with the difficult trade-off of how much austerity to administer relative to policies to promote economic growth and recovery. Headwinds exist in the emerging markets as well. China has lowered its own growth expectations and is actively looking to shift its growth model from exports to domestic consumption. Other emerging market economies are battling inflation. Risks certainly remain. Specifically the geo-political risk is once again a focus as tensions between Iran and Israel remain high.

Q. How did we respond to these changing market conditions?

A. In the two months since the Fund began, we have built the Fund’s positions to a 45% allocation to credit strategies and 55% to non-credit strategies (including cash). Within the credit strategies we are allocated 31% to fixed-income hedge, 8% to fixed-income long-developed markets, and 6% to fixed-income long-emerging markets strategies. Within the non-credit strategies, the Fund is allocated 26% to macro strategies and 21% to event driven strategies, with the balance allocated to cash.

In the credit/fixed-income space, while spreads have tightened, certain pockets of the credit market are still attractive. Our focus remains very much on the U.S., and we have a more cautious stance on Europe, with the European macro environment continuing to look unstable, a situation reflected by managers in their portfolios. In the U.S., managers continue to see good opportunities in restructurings, both in and out of bankruptcy court. Capital markets have become more selective, which, combined with sluggish growth, increases the likelihood of more widespread opportunities for distressed/stressed focused strategies. The 2013/2014 ‘wall of maturities’ remains very much on the horizon despite the efforts by companies to extend debt maturities and we expect to see multiple long, short and distressed opportunities. We continue to like non-agency Residential

Permal Hedge Strategies Fund 2012 Annual Report	3

Mortgage-Backed Securities (“RMBS”), with many securities offering significantly higher Internal Rate of Returns (“IRR”) than corporate bonds.

In event driven strategies, we continue to believe corporate activity will increase. We expect companies with access to cheap financing or cash on their balance sheets to continue to consolidate through M&A. We do not expect M&A activity to be isolated to strategic deals, as a significant amount of capital remains uncalled for private equity firms. In addition to M&A, stock buybacks, corporate restructurings, special dividends and spin-offs are examples of other forms of corporate activity that can be fueled by large corporate cash balances and shareholder pressure to increase earnings per share. During the months of February and March numerous corporate transactions were announced and managers continue to see further activity in this space, with cheap financing and cash on balance sheets helping finance deals as companies seek out growth.

In macro strategies, the level of risk taking among discretionary managers has increased notably in 2012. In 2011, managers kept overall risk levels subdued as global market movements were dominated by headline risk stemming from news in Europe, as opposed to the fundamentals. They now hold much higher conviction levels in their thematic trades and are expressing the majority of their risk in fixed-income, currencies and equities and, to a much lesser extent, in commodities. In fixed-income, shorting U.S. Treasuries has proved to be a significant driver of profits for many discretionary managers so far in 2012 and many continue to hold this short-bias in light of the strong economic environment in the U.S. Some, however, have very recently adopted a ‘wait-and-see’ mode to evaluate whether Chairman Bernanke may adopt a more accommodative policy stance in light of the disappointing March employment report and have indicated that, in this case, they may go long U.S. bonds if only for the short-term. They also have some small shorts in Japanese Government Bonds as the fiscal situation in Japan continues to deteriorate. Emerging markets focused managers have shifted their portfolios from primarily being long emerging market bonds particularly in 2011, to being long and short as they believe the market is currently pricing in too many rate cuts in certain countries. As such, they hold shorts in short-dated Indian bonds and short-dated Korean bonds, while being long longer-dated South African and Mexican bonds and short-dated Brazilian bonds. In currencies, managers are short the Japanese Yen (“JPY”) in light of the deterioration of the trade balance and BOJ Intervention. Many managers continue to have shorts in the euro given the continued problems in the region. In addition, they hold long positions in emerging market currencies, in particular in those they believe will benefit from U.S. outperformance, such as the Mexican peso.

The discretionary macro managers are expressing their positive view on the U.S. via longs in U.S. equity indices, in particular sectors such as Housing, Financials. Commodities exposure continues to be dominated by long exposure to oil in light of geopolitical tensions. To a lesser extent, they also have long gold positioning.

Performance review

For the period from its commencement of operations on February 1, 2012

4	Permal Hedge Strategies Fund 2012 Annual Report

Fund overview (cont’d)

through March 31, 2012, Permal Hedge Strategies Fund, excluding sales charges, returned 0.40%. The Fund’s unmanaged benchmarks, the HFRX Global Hedge Fund Indexii and the Barclays Capital U.S. Aggregate Indexiii, returned 1.40% and -0.57%, respectively, for the same period.

Performance Snapshot as of March 31, 2012 (unaudited)

(excluding sales charges)	Since Commencement of Operations*
Permal Hedge Strategies Fund	0.40%
HFRX Global Hedge Fund Index	1.40%
Barclays Capital U.S. Aggregate Index	-0.57%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the maximum initial sales charge of 3.0% that may apply. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially. To obtain performance data current to the most recent month-end, please visit our website at www.permalhsf.com.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

*  The Fund commenced operations on February 1, 2012.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated February 1, 2012, the gross total annual operating expense ratio for the Fund was 8.79%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has agreed to waive fees and/or reimburse the Fund’s expenses (including organization and offering expenses) to the extent necessary to ensure that the Fund’s total annual Fund operating expenses will not exceed 2.50% (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses). This expense limitation arrangement cannot be terminated prior to May 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed within three years after the year in which the manager earned the fee or incurred the expense if the Fund’s total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Permal Hedge Strategies Fund 2012 Annual Report	5

Q. What were the leading contributors to performance?

A. At the close of the reporting period, the Fund’s leading contributors to performance were the allocations to fixed-income long – developed markets (+3.1%) and fixed-income hedge managers (+2.3%).

Within our fixed-income long – developed markets allocation, managers have benefited from a rally in U.S. distressed debt, including positions in late-stage bankruptcies/liquidations such as Lehman Brothers (claims related to the Lehman liquidation process appreciated during the February-March period as it was announced that the first capital distribution since the firm’s bankruptcy filing will be made in April). The allocation also benefited from their exposure to non-agency RMBS securities, which have appreciated as a result of positive housing data combined with significant investor appetite for high yielding fixed-income securities.

Within our fixed-income hedge allocation, managers benefited from the positive environment for credit and distressed debt trading, as well as from long positions in post-reorg equities. Many fixed-income hedge managers allocate a portion of their portfolio to post-reorg equities, which are the equities that result after a company has been restructured, generally in U.S. bankruptcy court. After having a very challenging year in 2011, the post-reorg equity space is off to a good start in 2012.

Q. What were the leading detractors from performance?

A. At the close of the reporting period, the Fund’s leading detractor to performance was the allocation to macro managers (-1.1%).

Losses were driven primarily by the systematic macro and natural resource allocations. Most of the losses among systematic managers were recorded in March and came from long positions in the JPY and commodity currencies. Fixed-income trading also proved to be detrimental to these managers given the large back-up in yields at mid-March. The largest driver of losses in natural resources was long positions in gold equities as the Philadelphia Stock Exchange Gold & Silver Index declined by 12.7% during the two months ended March 31, 2012.

Thank you for your investment in Permal Hedge Strategies Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Javier F. Dyer

Deputy Chief Investment Officer and Portfolio Manager
Permal Asset Management Inc.

Alexander Pillersdorf

Portfolio Manager
Permal Asset Management Inc.

April 17, 2012

6	Permal Hedge Strategies Fund 2012 Annual Report

Fund overview (cont’d)

RISKS: An investment in the Fund is illiquid and should be considered speculative. An investment in the Fund entails unique risks because the Portfolio Funds in which the Fund will invest are private entities with limited regulatory oversight and disclosure obligations. All investments are subject to risk, including the possible loss of principal. The Fund is a newly organized, non-diversified closed-end management investment company with a limited history of operations. As a non-diversified investment company, the Fund may be subject to greater risk and volatility than if the Fund’s portfolio were invested in securities of a broader range of issuers. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying Portfolio Funds. The Fund invests in Portfolio Funds which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant transfer restrictions. Some of the underlying Portfolio Funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an investment of an underlying Portfolio Fund declines in value. The Fund and some of the underlying Portfolio Funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Some of the Portfolio Funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying Portfolio Fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance that these and other strategies used by the Fund or underlying Portfolio Funds will be successful. Equity securities are subject to price fluctuation. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed- income securities falls. High-yield bonds possess greater price volatility, illiquidity, and possibility of default. Because the Fund invests in underlying Portfolio Funds, the managers may not be able to shift allocations in time to capture an immediate or sudden spike in the market. Diversification does not guarantee a profit or protect against a loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii             The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

iii          The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

†              Includes expenses of the Portfolio Funds in which the Fund invests.

Permal Hedge Strategies Fund 2012 Annual Report	7

Schedule of investments

March 31, 2012

Permal Hedge Strategies Fund

	Cost	Fair Value	% of Net Assets
Investments in Portfolio Funds
Event Driven
Fortelus Special Situations Fund, Ltd. (b)*	$ 650,000	$ 599,918	2.99%
H Offshore Fund, Ltd. (b)*	650,000	685,460	3.41
OZ Overseas Fund II, Ltd. (b)*	900,000	926,645	4.61
Paulson Advantage Plus L.P. (b)*	450,000	418,995	2.09
Third Point Offshore Fund, Ltd. (b)*	800,000	819,021	4.08
York Investment, Ltd. (b)*	700,000	726,801	3.62
Total Event Driven	4,150,000	4,176,840	20.80
Fixed Income Hedge
Apollo Strategic Value Offshore Fund, Ltd. (b)*	400,000	415,284	2.07
Canyon Balanced Fund (Cayman), Ltd. (b)*	1,000,000	1,037,798	5.17
Gracie International Credit Opportunities Fund, Ltd. (b)*	1,000,000	988,410	4.92
JAE Credit Fund (a)*	1,000,000	1,013,190	5.05
New Generation Turnaround Fund, Ltd. (a)*	500,000	524,613	2.61
Paulson Credit Opportunities L.P. (b)*	950,000	963,099	4.80
Stone Lion Fund, Ltd. (b)*	600,000	612,519	3.05
York Credit Opportunities Unit Trust (b)*	700,000	734,036	3.66
Total Fixed Income Hedge	6,150,000	6,288,949	31.33
Fixed Income Long — Developed Markets
Contrarian Capital Fund I Offshore, Ltd. (c)*	500,000	516,984	2.57
Monarch Debt Recovery Fund, Ltd. (c)*	1,000,000	1,027,879	5.12
Total Fixed Income Long — Developed Markets	1,500,000	1,544,863	7.69
Fixed Income Long — Emerging Markets
ADM Galleus Fund I, Ltd. (b)*	200,000	202,140	1.01
Ashmore Emerging Markets Liquid Investment Portfolio (a)	200,000	203,125	1.01
Contrarian Emerging Markets Offshore, Ltd. (b)*	350,000	358,685	1.79
Emerging Market Currency Fund (b)*	350,000	354,260	1.76
Total Fixed Income Long — Emerging Markets	1,100,000	1,118,210	5.57
Macro
Astenbeck Offshore Commodities Fund II, Ltd. (a)*	100,000	103,880	0.52
Blue Trend Fund, Ltd. (a)*	500,000	475,612	2.37
Caxton Global Investments, Ltd. (b)*	650,000	664,982	3.31
Explorer Global Fund, Ltd. (b)*	500,000	509,742	2.54
LiquidMacro Fund, Ltd. (a)*	650,000	630,778	3.14
London Select Fund, Ltd. (a)*	650,000	666,619	3.32
Ospraie Commodity Fund, Ltd. (b)*	200,000	203,428	1.01
QFS Currency Fund, Ltd. (a)*	400,000	357,136	1.78
QFS Global Macro Fund, Ltd. (a)*	500,000	461,980	2.30
Taylor Woods Fund, Ltd. (b)*	100,000	98,048	0.49

See Notes to Financial Statements.

8	Permal Hedge Strategies Fund 2012 Annual Report

Schedule of investments (cont’d)

March 31, 2012

Permal Hedge Strategies Fund

	Cost		Fair Value	% of Net Assets
Macro — continued
The Tudor BVI Global Fund, Ltd. (b)*	$ 1,000,000		$ 1,013,100	5.04%
Total Macro	5,250,000		5,185,305	25.82
Total Investments in Portfolio Funds	$18,150,000	#	18,314,167	91.21
Other Assets in Excess of Liabilities			1,768,228	8.79
Net Assets			$20,082,395	100.00%

Note: Investments in underlying Portfolio Funds are categorized by investment strategy.

*  Non-income producing securities.

(a) Redemptions permitted monthly.

(b) Redemptions permitted quarterly.

(c) Redemptions permitted annually.

#  Aggregate cost for federal income tax purposes is $18,255,888.

See Notes to Financial Statements.

Permal Hedge Strategies Fund 2012 Annual Report	9

Statement of assets and liabilities

March 31, 2012

Assets
Investments in Portfolio Funds, at fair value (cost — $18,150,000)	$18,314,167
Cash and cash equivalents	987,135
Investments in Portfolio Funds paid in advance	1,650,000
Deferred offering expenses	324,595
Receivable for reimbursement from adviser	126,643
Total Assets	21,402,540

Liabilities
Contributions received in advance	600,000
Offering expenses payable	353,907
Professional fees payable	183,000
Organizational fees payable	92,048
Trustees’ fees payable	2,167
Accrued expenses	89,023
Total Liabilities	1,320,145
Total Net Assets	$20,082,395

Net Assets
Paid-in capital (Note 8)	$19,970,093
Accumulated net investment loss	(51,865)
Accumulated net unrealized appreciation on investments	164,167
Total Net Assets	$20,082,395

Net Asset Value

Permal Hedge Strategies Fund (2,000,000 Shares outstanding)	$10.04

See Notes to Financial Statements.

10	Permal Hedge Strategies Fund 2012 Annual Report

Statement of operations

For the Period Ended March 31, 2012†

Investment Income
Dividend income	$ 1,201

Fund Expenses
Professional fees	183,000
Organizational fees (Note 1)	135,649
Offering expenses (Note 1)	64,919
Investment management fee (Note 2)	36,566
Administration fees	30,912
Printing expenses	20,000
Distribution expenses	18,283
Shareholder service expenses	8,311
Custodian fees	5,797
Registration fees	4,167
Trustees’ fees	2,167
Other operating expenses	3,901
Total Operating Expenses	513,672
Less: Fee waivers and/or expense reimbursements (Note 2)	(430,699)
Net Expenses	82,973
Net Investment Loss	(81,772)
Net Change in Unrealized Appreciation from Investments in Portfolio Funds	164,167
Net Increase in Net Assets resulting From Operations	$ 82,395

†  For the period February 1, 2012 (commencement of operations) to March 31, 2012.

See Notes to Financial Statements.

Permal Hedge Strategies Fund 2012 Annual Report	11

Statement of changes in net assets

For the Period Ended March 31, 2012†

Net Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (81,772)
Net change in unrealized appreciation from investments in Portfolio Funds	164,167
Net Increase in Net Assets resulting From Operations	82,395

Fund Share Transactions (Note 8):
Proceeds from issuance of Shares	20,000,000
Increase in Net Assets	20,082,395

Net Assets:
Beginning of period	—
End of period*	$20,082,395
* Includes accumulated net investment loss of:	$(51,865)

†  For the period February 1, 2012 (commencement of operations) to March 31, 2012.

See Notes to Financial Statements.

12	Permal Hedge Strategies Fund 2012 Annual Report

Statement of cash flows

For the Period Ended March 31, 2012†

Cash Used in Operating Activities
Net increase in net assets resulting from operations	$ 82,395
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investments in Portfolio Funds	(18,150,000)
Net change in unrealized appreciation from investments in Portfolio Funds	(164,167)
Increase in investments in Portfolio Funds paid in advance	(1,650,000)
Increase in deferred offering expenses	(324,595)
Increase in receivable for reimbursement from adviser	(126,643)
Increase in contributions received in advance	600,000
Increase in offering expenses payable	353,907
Increase in professional fees payable	183,000
Increase in organizational fees payable	92,048
Increase in trustees’ fees payable	2,167
Increase in accrued expenses	89,023
Net cash used in operating activities	(19,012,865)

Cash Provided by Financing Activities
Proceeds from issuance of Shares	20,000,000

Cash and Cash Equivalents
Net increase in cash and cash equivalents	987,135
Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$ 987,135

†  For the period February 1, 2012 (commencement of operations) to March 31, 2012.

See Notes to Financial Statements.

Permal Hedge Strategies Fund 2012 Annual Report	13

Financial highlights

For a share of beneficial interest outstanding throughout the period ended March 31:

2012†

Net asset value per share, beginning of period:	$10.00

Income (loss) from investment operations: [1]
Net investment loss	(0.04)
Net change in unrealized appreciation from investments	0.08
Total income from investment operations	0.04

Net asset value per share, end of period:	$10.04
Total return [2]	0.40%

Net assets, end of period (000s)	$20,082
Ratios to average net assets:
Gross expenses [3,4]	15.48%
Net expenses [3,4,5,6]	2.50%
Net investment loss [3]	(2.46)%

Portfolio turnover rate	0%

The above ratios may vary for individual investors based on the timing of Fund share transactions during the period.

†             For the period February 1, 2012 (commencement of operations) to March 31, 2012.

1              Per share data for income (loss) from investment operations is computed using the net income (loss) for the period divided by the average monthly shares.

2              Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guaranteed of future results. The total return for periods less than one year have not been annualized.

3              Annualized.

4              Does not include expenses of the Portfolio Funds in which the Fund invests.

5              As a result of an expense limitation, the Fund’s manager has agreed to waive fees and/or reimburse the Fund’s expenses (including organization and offering expenses) to the extent necessary to ensure that the Fund’s total annual Fund operating expenses will not exceed 2.50% (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses). This expense limitation arrangement cannot be terminated prior to May 31, 2013 without the Board of Trustees’ consent.

6              Reflects fee waiver and/or expense reimbursements.

See Notes to Financial Statements.

14	Permal Hedge Strategies Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Permal Hedge Strategies Fund (the “Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund employs a “fund-of-hedge funds” investment program that provides a means for investors to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers (the “Portfolio Managers”).

The Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Fund will provide its shareholders, through investments primarily in the Portfolio Funds, with access to a broad range of investment strategies with a global fixed income focus, which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Fund primarily invests in Portfolio Funds. The net asset values of Portfolio Funds (“Underlying NAV”) are generally not readily available from pricing vendors, nor are they calculable independently by Permal Asset Management Inc. (“Permal”), the Fund’s sub-adviser, or the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). Therefore, pursuant to the valuation procedures, the Fund, under the direction of the Valuation Committee and recommendations from Permal, fair values the Fund’s interests in the Portfolio Funds as of each date upon which the Fund calculates its net asset value (“NAV Date”). The Fund values, using the net asset value as a practical expedient to form the basis of fair value, each underlying Portfolio Fund as of the NAV Date primarily in reliance on the most recent Underlying NAV supplied by the Portfolio Fund’s third party administrator. In the event that a Portfolio Fund’s third party administrator does not report an Underlying NAV to the Fund on a timely basis, the Fund determines the fair value of its investment in such Portfolio Fund based on a valuation report provided by the Portfolio Fund, as well as

Permal Hedge Strategies Fund 2012 Annual Report	15

any other relevant information available at the NAV Date. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Managers and/or their administrators. A Portfolio Manager may face a conflict of interest in valuing such securities since their values affect the Portfolio Manager’s compensation. In the event the Underlying NAV is not as of the NAV Date, Permal will use benchmarks or other triggers in determining if a significant market movement has occurred between the effective date of the Underlying NAV and the Fund’s NAV Date that should be taken into consideration when determining the reasonableness of the Underlying NAV.

Prior to investing in any Portfolio Fund, Permal conducts a due diligence review of the valuation methodology utilized by a Portfolio Fund’s third party administrator, which utilizes market values when available and otherwise utilizes principles of fair value that Permal reasonably believes to be consistent with those used by the Fund in valuing its own investments.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Valuation Committee. The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. The valuation procedures approved by the Board provide that, when deemed appropriate by Permal and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Generally, valuation at cost is appropriate only at the time of initial purchase. Cost would only be used when cost is determined to be the best estimate of the fair value of the particular security under consideration.

As a general matter, the fair value of the Fund’s investment in a Portfolio Fund represents the amount that the Fund can reasonably expect to receive if the Fund’s investment was redeemed in an orderly transaction at the time of valuation. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually. Portfolio Funds generally require advance notice of a shareholder’s intent to redeem its interest, and may, depending on the Portfolio Funds’ governing agreements, deny or delay a redemption request. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund’s financial statements. The Portfolio Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

The Fund considers whether an adjustment should be made to an Underlying NAV, when the Underlying NAV does not represent fair value or when it is probable that the Fund will sell a portion of the Portfolio Fund at an amount different from the Underlying NAV. No adjustments were made to the Underlying NAVs as of March 31, 2012.

16	Permal Hedge Strategies Fund 2012 Annual Report

Notes to financial statements (cont’d)

U.S. GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in portfolio funds
Event driven	—	$ 2,072,441	$2,104,399	$ 4,176,840
Fixed income hedge	—	2,735,636	3,553,313	6,288,949
Fixed income long — developed markets	—	—	1,544,863	1,544,863
Fixed income long — emerging markets	—	763,950	354,260	1,118,210
Macro	—	4,675,563	509,742	5,185,305
Total investments in portfolio funds	—	$10,247,590	$8,066,577	$18,314,167

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Strategy	Event Driven	Fixed Income Hedge	Fixed Income Long — Developed Markets	Fixed Income Long — Emerging Markets	Macro	Total
Balance, as of February 1, 2012	—	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	$ 4,399	$ 103,313	$ 44,863	$ 4,260	$ 9,742	$ 166,577
Purchases	2,100,000	3,450,000	1,500,000	350,000	500,000	7,900,000
Sales	—	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—
Balance, as of March 31, 2012	$2,104,399	$3,553,313	$1,544,863	$354,260	$509,742	$8,066,577
Net change in unrealized appreciation (depreciation) for investments in portfolio funds still held at March 31, 2012[1]	$ 4,399	$ 103,313	$ 44,863	$ 4,260	$ 9,742	$ 166,577

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Permal Hedge Strategies Fund 2012 Annual Report	17

The following is a summary of the investment strategies, liquidity, redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held by the Fund as of March 31, 2012. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would affect its liquidity. The Fund had no unfunded capital commitments as of March 31, 2012.

Global fixed income strategies can include U.S. and non-U.S. fixed income hedge, fixed income arbitrage, convertible arbitrage, asset-backed securities, long-only, high yield, and emerging markets debt. U.S. and non-U.S. fixed income hedge generally involve Portfolio Managers taking both long and short positions in credit related instruments, including bonds, loans, asset-backed securities and credit default swaps and in some or all quality segments including investment grade, high yield, and emerging markets debt. Fixed income arbitrage generally involves Portfolio Managers attempting to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns. Convertible arbitrage generally involves seeking to profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the Portfolio Fund. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 2 to 90 day notice period. Portfolio Funds representing approximately 22% in this strategy are classified as Level 3 investments due to redemptions subject to a lock-up period of one year or greater. Portfolio Funds representing approximately 6% in this strategy are classified as Level 3 investments due to a redemption period greater than 90 days. Portfolio Funds representing approximately 33% in this strategy are classified as Level 3 due to gated redemptions at the investor account level. The remaining approximately 39% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and therefore, are classified as Level 2 investments in Portfolio Funds.

Global event-driven strategies can include distressed debt, risk arbitrage, special situations and activists. Portfolio Managers employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst. Risk arbitrage generally involves Portfolio Managers attempting to seek to exploit the change in the price of a firm’s securities as a result of a takeover or merger. Typically, the Portfolio Manager will take

18	Permal Hedge Strategies Fund 2012 Annual Report

Notes to financial statements (cont’d)

long positions in the securities of the target firm and short positions in the securities of the acquiring firm. Special situations strategies involve investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond upgrades from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events. Distressed securities involve investing in securities of a company that is near or in bankruptcy and, as a result, the securities are trading at a reduced price. Activist strategies attempt to obtain representation on a company’s board of directors to impact the firm’s policies or strategic direction. They can employ an investment process primarily focused on opportunities in equity and equity-related instruments of companies which are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation. Activist strategies are distinguished from other event-driven strategies in that, over a given market cycle, activist strategies would expect to have greater than 50% of the portfolio in activist positions. The Portfolio Funds within this strategy have quarterly liquidity, and are generally subject to a 30 to 90 day notice period. Portfolio Funds representing approximately 34% in this strategy are classified as Level 3 investments due to redemptions subject to a lock-up period of one year. Portfolio Funds representing approximately 16% in this strategy are classified as Level 3 due to gated redemptions at the investor account level. The remaining approximately 50% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and therefore, are classified as Level 2 investments in Portfolio Funds.

Global macro strategies seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in cash securities, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy). This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies. Portfolio Managers using discretionary global macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. These Portfolio Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage. Portfolio Managers using systematic global macro strategies employ proprietary or other models to identify opportunities that

Permal Hedge Strategies Fund 2012 Annual Report	19

exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. Portfolio Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions. Portfolio Managers using natural resources trading strategies use commodity trading strategies generally investing on a global basis in a portfolio of securities, commodities and derivative instruments relating to “Commodity and Basic Industries,” which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering). Natural resources trading includes cash commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities. Generally, the Portfolio Funds within this strategy have monthly to quarterly liquidity, subject to a 15 to 60 day notice period. A Portfolio Fund representing approximately 10% in this strategy is classified as Level 3 due to gated redemptions at the investor account level. The remaining approximately 90% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and therefore, are classified as Level 2 investments in Portfolio Funds.

(b) Net asset value determination. The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth above or as may be determined from time to time pursuant to policies established by the Board of Trustees. The net asset value of the Fund will equal the value of the total assets of the Fund (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less all of its liabilities, including accrued fees and expenses. The net asset value per share of the Fund will equal the net asset value of the Fund divided by the number of outstanding shares.

(c) Cash and cash equivalents. Cash and cash equivalents consist of cash on deposit and monies invested in money market deposit accounts that are accounted for at amortized cost, which approximates fair value. Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

20	Permal Hedge Strategies Fund 2012 Annual Report

Notes to financial statements (cont’d)

(d) Security transactions and investment income. The Fund’s transactions are accounted for on a trade-date basis. Realized gains and losses on Fund transactions are determined on the average cost basis. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Fund will indirectly bear a portion of the Portfolio Funds’ income and expenses, including management fees and incentive fees charged by the Portfolio Funds. That income and those expenses are recorded in the Fund’s financial statements as unrealized appreciation/depreciation and not as income or expense on the statement of operations or in the financial highlights.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for the current tax year and has concluded that as of March 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Organization and offering costs. Organizational fees of $135,649, which have been incurred through March 31, 2012, were expensed by the Fund and will be reimbursed by the adviser. Offering expenses of $389,514 have been deferred and amortized to expense over the first twelve months of operations on a straight-line basis.

(i) Reclassification. U.S. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Paid-in Capital
(a)	$29,907	$(29,907)

(a)              Reclassifications are primarily due to non-deductible offering costs and distribution expenses.

Permal Hedge Strategies Fund 2012 Annual Report	21

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Permal is the Fund’s sub-adviser and is a member of the Permal Group, owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Permal Group Ltd. is a subsidiary of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated and paid monthly, at an annual rate of 1.10% of the Fund’s average monthly managed assets. “Managed assets” means net assets plus the principal amount of any borrowings and assets attributable to any preferred shares that may be outstanding.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the sub-adviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Permal an amount equal to 1.00% of the Fund’s average monthly managed assets.

LMPFA has agreed to waive fees and/or reimburse the Fund’s expenses (including organization and offering expenses) to the extent necessary to ensure that the Fund’s total annual Fund operating expenses will not exceed 2.50% (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses). The expense limitation will continue until May 31, 2013, unless modified or terminated prior to that date by agreement of LMPFA and the Board of Trustees (although they may only be terminated by the Board of Trustees through May 31, 2013).

During the period ended March 31, 2012, fees waived and/or expenses reimbursed amounted to $430,699.

LMPFA is also permitted to recapture amounts waived or reimbursed within three years after the year in which LMPFA earned the fee or incurred the expense if the Fund’s total annual Fund operating expenses have fallen to a level below the limit described above. In no case will LMPFA recapture any amount that would result in the Fund’s total annual Fund operating expenses exceeding the limit described above.

Pursuant to these agreements, at March 31, 2012, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Expires March 31, 2015	$430,699

Fixed fees of the Portfolio Funds are generally expected to range from 1% to 3% annually of the value of the Fund’s investment and incentive allocations or fees of the Portfolio Funds are generally expected to range from 15% to

22	Permal Hedge Strategies Fund 2012 Annual Report

Notes to financial statements (cont’d)

25% annually of a Portfolio Fund’s net profits or performance. These fixed fees and incentive allocations or fees of the Portfolio Funds are accounted for in the valuations of the Portfolio Funds and are not reflected in the management fees reflected in the Statement of Operations.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as shareholder services and distribution agent of the Fund. Pursuant to the terms of the Shareholder Services and Distribution Plan, the Fund will pay LMIS an annual fee, payable monthly, of 0.25% of average monthly net assets, for shareholder services provided by LMIS to shareholders and an annual fee, payable monthly, of 0.55% of average monthly net assets, for distribution services provided by LMIS. LMIS will generally pay substantially all of these ongoing fees to dealers, except with respect to shares sold by LMIS.

There is a maximum initial sales charge of 3.00% of the amount invested, with breakpoints generally based on size of investment. For the period ended March 31, 2012, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s shares.

All officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period ended March 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$18,150,000

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$277,402
Gross unrealized depreciation	(219,123)
Net unrealized appreciation	$ 58,279

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended March 31, 2012, the Fund did not invest in any derivative instruments.

5. Financial instruments with off-balance sheet risk

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to,

Permal Hedge Strategies Fund 2012 Annual Report	23

short selling activities, writing option contracts and entering into equity swaps. The Fund’s risk of loss in these Portfolio Funds is generally limited to the value of its investment in the respective Portfolio Funds.

6. Redemption penalty

The Fund may be charged a redemption penalty for redeeming its interests of certain Portfolio Funds prior to the expiration of applicable lock-up periods. During the period ended March 31, 2012, the Fund did not incur a redemption penalty.

7. Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on experience, the Fund believes the risk of loss from these arrangements to be remote.

8. Shares of beneficial interest

Shares of beneficial interest in the Fund (“shares”) are sold to eligible investors (“shareholders”) who meet the definition of an accredited investor as defined in Regulation D under the 1933 Act. The minimum initial investment in the Fund from each shareholder is $25,000; the minimum additional investment is $10,000.

At March 31, 2012, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund intends to accept initial and additional purchases of shares as of the first business day of each calendar month. The Fund reserves the right to reject, in whole or in part, any purchase of shares and may suspend the offering of shares at any time and from time to time. The Fund may from time to time repurchase shares from shareholders at the net asset value per share pursuant to written tenders by shareholders, and on those terms and conditions as the Board may determine in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendation of LMPFA, in consultation with Permal. LMPFA, in consultation with Permal, expects that generally it will recommend the Board to repurchase shares from shareholders quarterly, with such repurchases based on Fund valuations on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, with such repurchases to occur on the immediately preceding business day), commencing on or about September 28, 2012.

24	Permal Hedge Strategies Fund 2012 Annual Report

Notes to financial statements (cont’d)

Transactions in shares of the Fund were as follows:

	Period Ended March 31, 2012†
	Shares	Amount
Shares outstanding, beginning of period	—	—
Shares sold	2,000,000	$20,000,000
Shares issued on reinvestment	—	—
Shares repurchased	—	—
Shares outstanding, end of period	2,000,000	$20,000,000

†  For the period February 1, 2012 (commencement of operations) to March 31, 2012.

9. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal period ended March 31, 2012.

As of March 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 84,463
Other book/tax temporary differences(a)	(30,440)
Unrealized appreciation (depreciation)(b)	58,279
Total accumulated earnings (losses) — net	$112,302

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.
(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains on investments in certain passive foreign investment companies.

10. Subsequent events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25	Permal Hedge Strategies Fund 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Permal Hedge Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Permal Hedge Strategies Fund, including the schedule of investments, as of March 31, 2012, and the related statements of operations, changes in net assets, and cash flows, and the financial highlights for the period from February 1, 2012 (commencement of operations) to March 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of underlying investments owned as of March 31, 2012, by correspondence with the underlying fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Permal Hedge Strategies Fund as of March 31, 2012, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 30, 2012

26	Permal Hedge Strategies Fund

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees (the “Board”) of Permal Hedge Strategies Fund (the “Fund”) on November 9 and 10, 2011 and a meeting held by telephone conference call on December 16, 2011 (together, the “Organizational Meeting”), the Board received a proposal from Legg Mason, Inc. (“Legg Mason”) to launch a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund employs a “fund of hedge funds” investment program pursuant to which the Fund primarily invests in underlying private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”). As part of this proposal, the Board at the Organizational Meeting considered the initial approval for a two-year period of the Fund’s management agreement (the “Management Agreement”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services. At the Organizational Meeting, the Board also approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and its affiliate, Permal Asset Management Inc. (the “Sub-Adviser”). The Sub-Adviser provides sub-advisory and other services to the Fund pursuant to the Sub-Advisory Agreement. The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason. The Directors of the Board who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive session at the Organizational Meeting separate from representatives of the Manager and the Sub-Adviser. At the Organizational Meeting, the Independent Trustees received information from the Manager and the Sub-Adviser relevant to their review of the Management Agreement and the Sub-Advisory Agreement. A presentation was made by the Manager and the Sub-Adviser at the Organizational Meeting regarding the Fund and the services to be provided by the Manager and the Sub-Adviser pursuant to the Management Agreement and the Sub-Advisory Agreement.

The discussion below covers both investment advisory and administrative functions rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions rendered by the Sub-Adviser.

Nature, extent and quality of the services to be provided to the fund under the management agreement and the sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Fund by the Manager under the Management Agreement and by the Sub-Adviser under the Sub-Advisory Agreement. The Board also considered the Manager’s supervisory responsibilities under the Management Agreement in respect of the Sub-Adviser. The Board noted that the Fund is newly organized and had

Permal Hedge Strategies Fund	27

no operating history but took into consideration its knowledge gained and information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds under the supervision of the Board, including the Manager’s coordination and oversight of the activities of sub-advisers and other service providers to those funds. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established by the Manager and the Sub-Adviser pursuant to the 1940 Act and reviewed the compliance programs and capabilities of the Manager and the Sub-Adviser with the CCO.

As a newly-organized fund, the Fund had no historical performance information available at the time of the Organizational Meeting for the Board to consider in its evaluation of the terms and conditions of the Management Agreement and the Sub-Advisory Agreement. The Board reviewed the investment objectives and policies of the Fund with the Manager and the Sub-Adviser and the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board members discussed with representatives of the Manager and the Sub-Adviser the Sub-Adviser’s experience and capabilities. Although the Sub-Adviser had no experience in the management of investment portfolios for closed-end management investment companies registered under the 1940 Act, the Manager and the Sub-Adviser noted that the Sub-Adviser had both substantial expertise in hedge fund investments and experience investing assets under its management in hedge funds. The Manager advised the Board that the Sub-Adviser is one of the largest fund of hedge funds investment firms in the world. Moreover, the Manager noted that the Sub-Adviser’s activities in respect of the Fund would be conducted under the supervision and with the support of the Manager. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to be employed by Legg Mason for the benefit of the Fund.

The Board also considered the division of responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory responsibilities, provided that the Manager in each case will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, management of Fund assets is provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement. In addition, the Sub-Adviser also will be responsible

28	Permal Hedge Strategies Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

for due diligence with respect to Portfolio Funds, asset allocation and risk monitoring.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of the respective services expected to be provided by the Manager under the Management Agreement and by the Sub-Adviser under the Sub-Advisory Agreement.

Management fees, expense ratios and profitability

The Board reviewed and considered the proposed contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager under the Management Agreement in light of the nature, extent and quality of the management services expected to be provided by the Manager and the Sub-Adviser to the Fund. The Contractual Management Fee is an annual fee, payable monthly, in an amount equal to 1.10% of the Fund’s average monthly managed assets. The Board noted that the Manager, and not the Fund, is responsible for payment of the contractual sub-advisory fee (the “Contractual Sub-Advisory Fee”) and, accordingly, that the retention of the Sub-Adviser would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and officers (including the chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Adviser.

The Board received and considered information comparing the Contractual Management Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Board noted that during periods when the Fund uses financial leverage, Contractual Management Fees paid to the Manager will be higher than if the Fund did not use financial leverage because the Contractual Management Fee is calculated as a percentage of the Fund’s managed assets, including those investments purchased using leverage. The Board considered that the Fund’s shareholders will pay advisory fees at two levels. In this regard, the Fund’s shareholders will pay advisory fees directly through the fees charged by the Manager and indirectly through fees charged by Portfolio Funds. The Board obtained confirmation from the Manager that the fees and expenses of the Fund are in line with those of comparable funds and investment vehicles. The Manager discussed the expected expense ratio of the Fund and the costs of organization. The Manager informed the Board that the Fund will indirectly pay a share of operating expenses and performance-based incentive fees of Portfolio Funds, including management fees, administration fees, professional fees, incentive fees and other operating expenses. Portfolio Funds also incur trading expenses, including interest and dividend expenses, which are a by-product of leveraging or hedging activities by the Portfolio Funds. Fees and expenses of Portfolio Funds may be substantially higher or lower because

Permal Hedge Strategies Fund	29

certain fees are based upon the performance of the Portfolio Funds, which may fluctuate over time. These indirect fees and expenses represent the Fund’s cost of investing in Portfolio Funds and are in addition to the Fund’s direct fees and expenses. The Manager reported that it would enter into an expense limitation agreement with the Fund whereby it will agree to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the Fund’s total annual operating expenses will not exceed 2.50% (excluding interest expense, fees and expenses, including portfolio management incentives or performance allocations and fees attributable to Portfolio Funds and extraordinary expenses). The expense limitation agreement will remain in effect through May 13, 2013. As a newly-organized fund, the Board noted that the Fund had no historical profitability information available for the Board to consider at the time of the Organizational Meetings, but the Board received and reviewed with the Manager pro forma information regarding the projected profitability to the Manager of its services to the Fund. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s consideration since its Contractual Sub-Advisory Fee is paid by the Manager. Under the circumstances, the Board concluded that the profitability to the Manager projected in the pro forma information was reasonable but did not give such information significant weight in its evaluations.

Economies of scale

The Manager stated that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. However, the Board noted that the Manager, in the Contractual Management Fee, incorporates no breakpoints to reflect the potential for reducing the Contractual Management Fee as assets grow. The Board considered that, as a newly-organized fund, there was uncertainty regarding the ability of the Fund to attract assets and the rate of asset growth that will be achieved. In light of the uncertainties as to the growth of assets, the Board concluded that the Contractual Management Fee is appropriate at this time.

Taking all of the above into consideration, the Board determined that the Contractual Management Fee was reasonable in light of the expense information presented and the nature, extent and quality of the services expected to be provided under the Management Agreement and the Sub-Advisory Agreement, respectively.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the

30	Permal Hedge Strategies Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were not considered excessive.

Based on their discussions and considerations, including those described above, the Board, including the Independent Directors, approved the Management Agreement and the Sub-Advisory Agreement.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Permal Hedge Strategies Fund	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Permal Hedge Strategies Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

Independent Trustees†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee	None

32	Permal Hedge Strategies Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee	None

Permal Hedge Strategies Fund	33

Independent Trustees cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Trustee and Officer:

R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Trustee, Chairman, President and Chief Executive Officer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of portfolios in fund complex overseen by Trustee (including the Fund)	161
Other board memberships held by Trustee	None

34	Permal Hedge Strategies Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. or its predecessors (2004 to 2008)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Permal Hedge Strategies Fund	35

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (2005 to 2010)

36	Permal Hedge Strategies Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Permal Hedge Strategies Fund	37

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

38	Permal Hedge Strategies Fund

Dividend reinvestment plan (unaudited)

Holders of shares of beneficial interest, par value $0.00001 per share (the “Shares”) of Permal Hedge Strategies Fund (the “Fund”) who participate (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) are advised as follows:

1. Enrollment of Participants. Each holder of Shares (a “Shareholder”) will automatically be a Participant. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary firm through which the Shareholder acquired Shares (an “Intermediary”)) must contact the nominee regarding the Shareholder’s status under the Plan.

2. The Plan Agent. The Bank of New York Mellon (the “Plan Agent”) will act as Plan Agent for each Participant.

3. Distributions. If the Fund declares income dividends and/or capital gains distributions (collectively, “Distributions”) payable either in Shares or in cash, non-participants in the Plan will receive Shares (in the case of a share distribution) or cash (in the case of a cash distribution), and Participants will receive Shares (in the case of a share distribution) or, in the case of a cash distribution, the equivalent amount in Shares. To the extent that a Participant reinvests Distributions in additional Shares, the Participant will receive an amount of Shares of the Fund equal to the amount of the Distribution on that Participant’s Shares divided by the net asset value per Share (“NAV”) of the Fund determined on the next valuation date following the record date for the payment of the applicable Distribution by the Fund.

4. Opt-Out. A Participant wishing to receive cash must affirmatively elect to receive both income dividends and capital gain distributions, if any, in cash. A Participant holding Shares through an Intermediary may elect to receive cash by notifying the Intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time, subject to the provisions of Section 9 below.

5. Recordkeeping. The Plan Agent will reflect each Participant’s Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form. Each Participant will be sent a confirmation by the Plan Agent of each acquisition made for his, her or its account as soon as practicable, but not later than 60 days after the date thereof. Distributions on fractional Shares will be credited to each Participant’s account to three decimal places. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the NAV of Shares at the time of termination. Any Share Distributions or split shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts.

Permal Hedge Strategies Fund	39

6. Fees. The Plan Agent’s service fee for handling Distributions will be paid by the Fund.

7. Termination of the Plan. The Plan may be terminated by the Fund at any time upon written notice mailed to the Participants at least 30 days prior to the record date for the payment of any Distribution by the Fund for which the termination is to be effective.

8. Amendment of the Plan. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to Participants at least 30 days prior to the record date for the payment of any Distribution by the Fund for which the amendment is to be effective.

9. Withdrawal from the Plan. Participants may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at BNY Investors Services c/o Permal Hedge Strategies Fund, 400 Bellevue Parkway, Wilmington, DE 19809, Mail Stop 19C-0204 or by calling the Plan Agent at 866-211-4521. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Shares.

10. Standard of Care. The Plan Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but the Plan Agent assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith or willful misconduct of the Plan Agent or its employees.

11. Applicable Law. These terms and conditions shall be governed by the laws of the State of New York.

Permal Hedge Strategies Fund

Trustees	Permal Hedge Strategies Fund	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadviser	New York, NY 10017
Jeswald W. Salacuse	Permal Asset Management Inc.

Officers	Custodian and transfer agent
R. Jay Gerken	The Bank of New York Mellon
President and Chief Executive Officer	One Wall Street
Richard F. Sennett	New York, NY 10286
Principal Financial Officer
Ted P. Becker
Chief Compliance Officer
Vanessa A. Williams
Identity Theft Prevention Officer
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•   Personal information included on applications or other forms;

•   Account balances, transactions, and mutual fund holdings and positions;

•   Online account access user IDs, passwords, security challenge question responses; and

•   Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•   Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•   Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•   The Funds’ representatives such as legal counsel, accountants and auditors; and

•   Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Fund’s website at www.leggmason.com, or contact the Fund at 1-800-822-5544.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Permal Hedge Strategies Fund

Permal Hedge Strategies Fund
620 Eighth Avenue
49th Floor
New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-822-5544.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-822-5544, (2) on the Fund’s website at www.permalhsf.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Permal Hedge Strategies Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors
© 2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML014547 5/12 SR12-1652

Item 2. Code of Ethics.

(a)      The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)      There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)     The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that William R. Hutchinson is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)          The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $0 for the fiscal year ended March 31, 2012. The Registrant was not operational in 2011.

Audit-Related Fees

(b)         The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended March 31, 2012. The Registrant was not operational in 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Permal Hedge Strategies Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

Tax Fees

(c)          The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for the fiscal year ended March 31, 2012. The Registrant was not operational in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

All Other Fees

(d)         The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended March 31, 2012. The Registrant was not operational in 2011.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Permal Hedge Strategies Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e)(1)                The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2)                    The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)            Not applicable

(g)           The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant was $0 for the fiscal year ended March 31, 2012. The Registrant was not operational in 2011.

(h)         The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)            The registrant has a separately designated audit committee consisting of all the independent directors of the registrant.  The members of the audit committee are: William R. Hutchinson, Paolo M. Cucchi, Daniel P. Cronin, Carol L. Colman, Leslie H. Gelb, Dr. Riordan Roett and Jeswald W. Salacuse.

(b)           Not applicable

Item 6. Investments.

(a)                                  Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)                                 Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has adopted the proxy voting policies and procedures used by the Investment Adviser.  The most current copy of that policy is attached herewith.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-800-822-5544, (2) on the fund’s website at www.permalhsf.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Permal Asset Management Inc. (“Permal”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Permal will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

I. Policy

Permal has adopted and implemented policies and procedures that it believes are reasonably designed to determine that proxies are voted in the best interests of clients. While the proxy policy serves as a guideline, there may be instances in which clients’ shares may not be voted in strict adherence to these guidelines.

PAMI and PCM’s Proxy Voting Policies are included as exhibits to the Compliance Manual.

PAMI is subject to additional requirements as specified in the addendum to this Overview and Procedures Memorandum.

II. ERISA Requirements

Advisers to ERISA plans have an obligation to take reasonable steps under the circumstances to verify that it receives the client’s proxies. The Department of Labor has also indicated that the investment adviser, having voted the proxies must properly document its vote by keeping adequate records.

Permal must act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them when voting the proxies. Permal must consider those factors that would affect the value of the plan’s investments and may not subordinate the interests of the plan participants and beneficiaries to unrelated objectives.

III. Proxy Voting Authority

In the case of discretionary clients, it will be assumed that Permal has been granted proxy voting authority unless the advisory agreement clearly states otherwise.

IV. Voting Guidelines

The Proxy Administrator or the Proxy Administrator’s Assistant under the guidance of the Proxy Administrator will generally cast proxy votes, particularly on routine proposals, in accordance with management’s recommendations.

Routine proposals are those that do not change the structure, governing rules or operations of the corporation or portfolio fund to which the proxy relates. Traditionally, these routine issues include, among others, the approval of auditors; a change in company name and Board of Director elections. The Proxy Administrator will determine how votes should be cast for issues that do not fall into a routine category, e.g., changes of redemption terms, by applying the general principals of this policy and by consulting with the Investment Managers of the clients holding the securities for which the proxies are to be voted, as necessary.

1 As of March 2012, these policies are only applicable to PAMI and PCM as Permal UK and Permal Dubai do not have any US domiciled clients and no other Permal entity is registered with the SEC.

V. Voting Procedures

The Proxy Administrator or the Proxy Administrator’s assistant is generally responsible for voting proxies on time and for properly transmitting the executed proxy card to the issuer or appropriate proxy agent acting on the issuer’s behalf. At times proxies may be voted by other members of Permal’s Investment Team.

The Proxy Administrator will not vote proxies if Permal concludes that the effect on shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant, or the cost of voting the proxy exceeds the expected benefits to the clients or Permal anticipates selling the security in the near future. This will be determined in consultation with the Investment Managers.

Permal does not notify clients when it receives proxies for securities held in their accounts. However, clients have the right to submit their proxy voting preferences on any issue that is subject to a shareholder vote to the Proxy Administrator either at the time they enter into an advisory relationship with Permal or as the need arises. The Legal and Compliance Department will maintain documentation of these requests.

VI. Adviser Activism

In instances where Permal intends to take a public position in a proxy contest, Permal must comply with all applicable reporting policies adopted by Legg Mason regarding such activity. The Proxy Administrator should contact the General Counselor Director or Global Compliance for assistance.

VII. Client Disclosure and Information

The Client Administration Department or the Local Compliance Officer, as applicable, will provide the Proxy Voting Statement to new clients.

Clients will be directed to submit requests for the proxy voting records to the Legal and Compliance Department. The Legal and Compliance Department will maintain documentation of these requests and will prepare a report for the client detailing the subject matter of each vote, the date of the vote and whether the matter was approved or rejected.

VIII. New Accounts\Holdings

The Client Administration Department will notify the custodians of clients’ accounts to send proxy statements to the attention of the Proxy Administrator. Custodians of accounts managed by third party portfolio managers will be requested to send the proxy statements directly to these portfolio managers.

IX. Conflicts of Interest

The Proxy Administrator will promptly report to the Legal and Compliance Department any attempts by others to influence Permal’s voting of client proxies in a manner that appears to be inconsistent with the best interests of the clients.

The Proxy Administrator will monitor corporate actions so as to ascertain whether a potential material conflict of interest exists prior to voting client proxies.

The Local Compliance Officer will inform the Proxy Administrator of any instances where an Investment Manager has informed him/her that a potential material conflict of interest exists.

The Proxy Administrator will notify the Legal and Compliance Department of any potential material conflict of interest.

In the event that a material conflict of interest does exist, the General Counsel will determine any necessary disclosures relating to the conflict of interest that need to be made to the client. Client consent to the vote must be obtained prior to voting the proxy.

Occasionally, Permal may invest a direct client account or a Permal sponsored fund (“Permal Fund”) into a Permal Fund. In the event the Permal Fund issues a proxy relating to a non-routine matter, the Director of Client Administration will obtain consent to the vote from the client (in the case of a direct client account) or an independent board member (in the case of a Permal Fund).

In addition to reporting all potential material conflicts of interest, the Proxy Administrator will report to the Legal and Compliance Group any additional compliance related issues that arise in connection with the performance of his/her proxy-voting obligations.

X. Books and Records

The following books and records related to proxy voting activities will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office:

• proxy statements received regarding client securities;

• record of each vote cast;

• a copy of any documentation created that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

• each written client request for proxy voting records and the written response to any client request for such records.

The Legal and Compliance Department will maintain a copy of the Proxy Voting Policies and Procedures and Proxy Voting Statements sent to clients.

Proxy Voting PAMI Addendum

I. Overview

These policies supplement the Proxy Voting Overview and Procedures Memorandum included in the Group Compliance Manual.

II. Managed Accounts

The Proxy Administrator will not monitor or vote proxies held in accounts managed by third party portfolio managers (“Portfolio Managers”).

The Legal Department will verify that clients’ Investment Management Agreements with Portfolio Managers require that the Portfolio Managers vote all proxies for securities held in the account.

III. Voting Procedures For US Registered Investment Companies

Proxies Issued by US Registered Investment Companies

To avoid certain potential conflicts of interest, PAMI will employ echo voting, where required, when a US registered investment company it manages or advises invests in an underlying fund which is also a US registered investment company and such investment was made in reliance on Section 12(d)(1) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order. Echo voting means that PAMI will vote the shares in the same proportion as the vote of all of the other holders of the underlying US registered investment company’s shares.

PAMI may opt to vote these proxies in accordance with its general voting procedures where it deems appropriate and in compliance with applicable law and/or regulatory requirements.

Proxies Issued by Exchange Traded Funds

PAMI will echo vote proxies issued by an underlying portfolio which is a US exchange-traded fund to the extent required by the procedures of the US registered investment company it manages or advises.

The procedures for the Legg Mason Permal Tactical Allocation Fund and the Permal Hedge Strategies Fund are incorporated by reference into this policy.

Proxies Issued by Securities Received as Part of a Redemption in Kind

PAMI contemplates that there may be instances where a US registered investment company it manages or advises may temporarily own a basket of securities other than US registered investment companies (“Non-fund Securities”) generally due to being redeemed in kind from an underlying US registered investment company. It is generally PAMI’s policy to seek to liquidate the Non-Fund Securities received as soon as practicable. In such instances, PAMI does not intend to vote any proxies issued by a Non-Fund Security whose proxy record date happens to fall during the period the Non-Fund Security is owned by the PAMI client.

Proxy Voting PCM Addendum

I. Overview

These policies supplement the Proxy Voting Overview and Procedures Memorandum included in the Group Compliance Manual.

II. Conflicts of Interest

In any instance where there is a material conflict of interest relating to a proxy vote and the client is a limited partnership for which PCM or an affiliate serve as GP, the Local Compliance Officer will obtain consent to the vote from either a member of the fund’s Investment or Advisory Committees who is not affiliated with PCM or an independent third party retained by the fund.

PERMAL ASSET MANAGEMENT INC.

PROXY VOTING STATEMENT

Permal Asset Management Inc. (“PAMI”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients and in accordance with its fiduciary duties. While PAMI’s proxy policy serves as a guideline, its fiduciary duty to clients requires PAMI to examine each resolution offered. For this reason, there may be instances in which clients’ shares may not be voted in strict adherence to these guidelines.

At any time, a client may request a copy of PAMl’s Proxy Voting Policy and PAMI’s proxy voting records for its account from the Legal and Compliance Department and/or may submit his or her own proxy voting preference on any issue that is subject to a shareholder vote to the Proxy Administrator. The Proxy Administrator may be reached at 212-418-6500 or proxyadmin@permal.com. PAMI’s proxy voting policies may be amended from time to time.

Voting Guidelines

As part of PAMI’s investment process, it examines the management of all companies in which it is interested in investing. PAMI generally will not hold securities of companies whose management it questions. Consequently, PAMI casts most of its proxy votes, particularly on routine proposals, in accordance with management’s recommendations. Routine proposals are those that do not change the structure, governing rules or operations of the corporation to the detriment of the clients. Traditionally, these issues include, among others, approval of auditors, a change in company name and Board of Director elections.

Non-routine proposals are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on a client’s investment. PAMI will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the best interest of the client. Non-routine proposals include, among others, director nominations in contested elections and changes in redemption terms.

Proposals submitted to shareholders for vote usually include issues of corporate governance and other non-routine matters. PAMI will review each issue on a case-by-case basis in order to determine the position that best represents the best interest of its clients.

PAMI does not vote or review proxies on securities held by underlying portfolio funds or accounts managed by third party Portfolio Managers. The managers for these funds/accounts vote proxies based on their Proxy Voting Procedures.

Voting Procedures

The Proxy Administrator will monitor the corporate actions of the issuers of securities held in clients’ accounts, determine if any potential material conflicts of interest exist and ensure the proper and timely transmittal of the voted proxy.

The Proxy Administrator will determine the votes for issues that do not fall into one of the categories defined above, applying the general principles of the Proxy Voting Policy. PAMI may abstain from voting a client proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; if PAMI anticipates selling a security in the near future; or if the cost of voting the proxy exceeds the expected benefit.

Conflicts of Interest

In routine matters, PAMI votes proxies in accordance with established guidelines, and the opportunity for conflict generally does not arise. In matters that PAMI examines on a case-by-case basis, or where parties may seek to influence PAMI’s vote, or in any instance where PAMI believes there may be an actual or perceived material conflict of interest, PAMI will disclose the potential material conflict of interest to the clients and obtain their consents before voting. PAMI seeks to resolve all potential material conflicts of interest in the best interest of clients.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)                   Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Name and Address	Length of Time Served	Principal Occupation During Past 5 Years

Javier F. Dyer Permal 900 Third Avenue New York, NY 10022	Since 2012

Deputy Chief Investment Officer and Portfolio Manager of Permal Asset Management Inc. (“Permal”) and the lead Portfolio Manager for Permal Fixed Income Holdings N.V. and co-portfolio manager for Permal Investment Partners, LP and Permal Multi-Manager-Funds (Lux) Advantage Multi-Strategy Fund. In addition, his responsibilities include quantitative and qualitative due diligence on prospective hedge fund managers, especially those who manage fixed income and credit related strategies. He has been with The Permal Group since 2003.

Alexander Pillersdorf Permal 900 Third Avenue New York, NY 10022	Since 2012

Senior Financial Analyst and Co-Portfolio Manager of Permal Fixed Income Holdings N.V, Permal Emerging Markets Holdings N.V., Legg Mason Permal Tactical Allocation Fund, Legg Mason Permal Global Absolute Fund and Permal Silk Road Fund Ltd. He joined The Permal Group in 2005 as a Financial Analyst. Prior to Permal, Mr. Pillersdorf was a Financial Analyst at Houlihan Lokey Howard & Zukin.

Isaac R. Souede Permal 900 Third Avenue New York, NY 10022	Since 2012

Chairman, Chief Executive Officer and Chief Investment Strategist of Permal Group. He is also Director of Permal Group Inc., a role he has held since 1987. Mr. Souede became the Chairman, Chief Executive Officer and Director of Permal Asset Management Inc. in April 2003, and Director of Permal Group Ltd. in July 2005. Mr. Souede serves as a director of the Steinhardt Fund as well as other funds within the Permal Family of Funds.

James R. Hodge Permal	Since 2012	President of Permal and Chairman of the Permal Investment Committee, and is responsible for asset allocation

900 Third Avenue New York, NY 10022

as well as performance monitoring and research and analysis of fund managers. Prior to joining the Permal Group, Mr. Hodge held a number of positions culminating in Director of Cost Accounting during four years of employment with the New York Stock Exchange.

Robert Kaplan Permal 900 Third Avenue New York, NY 10022	Since 2012

Executive Vice President and Chief Investment Officer of Permal, responsible for ongoing asset allocation, performance monitoring and research and is a member of the Permal Investment Committee. Mr. Kaplan joined the Permal Group in 1996, focusing on the discovery and identification of independent, investment managers including the analysis of their styles and strategies.

Judy Tchou Permal 900 Third New York, NY 10022	Since 2012

Ms. Tchou joined the Permal Group in 1991. Her responsibilities include interviewing potential and existing money managers and analyzing and monitoring performance of existing fund managers, including performing ongoing due diligence. Additionally, Ms. Tchou monitors fund cash flows and oversees the execution of investment transactions.

(a)(2)                   Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of March 31, 2012.

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager (s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Javier Dyer	One registered company with approximately $20.2 million in total assets under management.	4 other pooled investment vehicles with approximately $5.1 billion in total assets under management (of which 3 with approximately $4.8 billion pay a performance fee).	1 other account with approximately $415 million in total assets under management which pays a performance fee.

Alexander Pillersdorf	Two registered companies with approximately $140.3 million in total assets under management.

5 other pooled investment vehicles with approximately $4.94 billion in total assets under management (of which, four with approximately $4.86 billion in total assets under management pay a performance fee).

Three other accounts with approximately $444 million in total assets under management.

James Hodge	NONE	3 other pooled investment vehicles with approximately $2.28 billion in total assets under management (of which one, $427 million in total assets under management pays a performance fee).	NONE

Robert Kaplan	NONE	12 other pooled investment vehicles with approximately $3.3 billion in assets under management (of which, 7 with approximately $890 million assets under management pay a performance fee).	7 other accounts with approximately $1.1 billion in assets under management (of which 3 approximately $532 million assets under management pay a performance fee.)

Judy Tchou	NONE	3 other pooled investment vehicle with approximately $563 million in assets under management. (of which 2 funds at approximately $486 million pay a performance fee.)	Three other accounts with approximately $221 million in assets under management. (of which 2 funds at approximately $117 million pay a performance fee.)

Isaac R. Souede	NONE	NONE	NONE

(a)(3)                   Compensation Structure of Portfolio Manager(s) or Management Team Members

Permal portfolio managers earn from Permal a base salary, with an opportunity to earn a bonus, which varies depending on job level and is set at the sole discretion of Permal’s compensation committee. No Permal portfolio managers are compensated on the basis of assets raised. Wage and salary increases are based on merit and business conditions. Length of service and cost of living may also be considered. Permal conducts compensation reviews periodically, often following a performance review.

Permal also encourages ongoing education and provides time and monetary support for employees taking additional classes related to their job functions to improve their skills and knowledge base. In addition, Permal provides employees with a 401(k) plan and has a matching contribution program in connection with the 401(k) plan.

Potential Conflicts of Interest

The investment activities of the subadviser, the investment advisers of the underlying funds and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that could disadvantage the fund and its shareholders. The Related Parties provide other investment management services to other funds and discretionary managed accounts that follow an investment program certain aspects of which are similar to certain aspects of the fund’s investment program. The Related Parties are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the fund. The trading activities of the Related Parties are carried out without reference to positions held directly or indirectly by the fund. In addition, and more significantly, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use underlying funds that are either already a part of the fund’s portfolio or that may be appropriate for investment by the fund. In some cases, these underlying funds may be capacity constrained. The Related Parties are under no obligation to provide the fund with capacity with respect to these underlying funds and, accordingly, the fund may not have exposure or may have reduced exposure with respect to these underlying funds. The fund’s operations may give rise to other conflicts of interest that could disadvantage the fund.

Certain Related Parties participate in the fixed income, equity and other markets in which the fund directly or indirectly invests. In addition, certain Related Parties are actively engaged as investors, advisers and/or market makers, agents and principals in relation to certain of the same securities, issuers, currencies and other instruments in which the assets of the fund (directly or through the underlying funds) may be invested, and these activities may have a negative effect on the fund.

Certain Related Parties may give advice and take action with respect to any of their clients or proprietary or other accounts that may conflict with the advice given to the fund, or may involve a different timing or nature of action taken than with respect to the fund. Such transactions, whether with respect to proprietary accounts, customer accounts other than those advised by the manager or the subadvisers, or certain other accounts that are advised by the manager or the subadvisers, may affect the prices and availability of the securities, currencies and other instruments in which the fund (directly or indirectly through the underlying funds) may invest. In addition, accounts or funds managed by the Related Parties may compete with the fund (directly or indirectly through the underlying funds) for investment opportunities. As a result, transactions for the fund (directly or indirectly through the underlying funds) may be effected at prices or rates that may be less favorable than would have been the case absent such conflicts, and the fund may be negatively affected. The results of the investment activities of the fund may differ significantly from the results achieved by Related Parties for other accounts managed by them. This may have a negative effect on the fund.

Subject to applicable regulatory requirements, the fund may invest (directly or indirectly through the underlying funds) in securities of companies affiliated with the Related Parties or in which certain of the Related Parties have an equity or participation interest. The purchase, holding and sale of such investments by the fund (directly or indirectly through the underlying funds) may enhance the profitability of the Related Parties’ own investments in such companies.

Certain Related Parties may buy and sell securities or other investments for their own accounts, including interests in the underlying funds, and conduct other activities that may cause the same types of conflicts as those conflicts described herein applicable to the proprietary, management, advisory and other activities of Related Parties. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the investment manager or the subadvisers that are the same, different from or made at different times than positions taken for the fund or an underlying fund in which the fund participates. In connection with the above, each of the fund, the manager and the subadvisers have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the fund’s portfolio transactions.

Accounts or underlying funds managed or advised by Related Parties (including those managed by the manager and subadvisers) may have investment objectives that are similar to those of the fund and/or may engage in transactions in the same types of securities, currencies and instruments as the fund, and from which the manager, the subadvisers or other Related Parties may receive more or less compensation for its services than the manager and subadvisers receive from the fund. As a result, Related Parties and accounts or funds which Related Parties may manage or advise (including, without limitation, those funds discussed in greater detail below), or in which Related Parties and their personnel may have a proprietary interest, may compete with the fund for appropriate investment opportunities. For example, investment advisers of the underlying funds may limit the number of investors in or size of an underlying fund or the amount of assets and accounts that they will manage. The allocation of such opportunities among Related Parties’ funds and accounts may present conflicts, as may the potentially different investment objectives of different investors. In determining such allocations, a number of factors may be considered, which may include the relative sizes of the applicable funds and accounts and their expected future sizes, the expected future capacity of the applicable underlying funds, the funds available for allocation at any given time and the investment objectives of the fund and such other funds and accounts. Allocation of investment opportunities among the fund and other funds and accounts will be made by the subadvisers or by Related Parties in their capacities as the managers of such funds and accounts in a reasonable and equitable manner, as determined by them in their sole discretion. The disposition of any such investments is subject to the same conditions.

Subject to applicable regulatory requirements, Related Parties from time to time may invest proprietary or client capital with investment advisers, including investment advisers of the underlying funds selected by the fund, and may also invest in underlying funds in which the fund invests on terms different from the interests held by the fund. In addition, Related Parties may have other business relationships with such investment advisers. Related Parties may perform or seek to perform investment banking and other financial services for, and will receive compensation from, underlying funds, the sponsors of underlying funds, companies in which underlying funds invest or other parties in connection with transactions related to those investments or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees, financing or commitment fees or other types of compensation. Compensation for investment banking and other financial services will not be shared with the fund and may be received before the fund realizes a return on its investment. Related Parties may also provide brokerage services to underlying funds or act as a prime broker for underlying funds in compliance with applicable law, including, without limitation, the 1940 Act. In connection with such brokerage services, Related Parties may provide research products and services to the underlying funds. Due to such relationships, the subadvisers may face a conflict in evaluating the applicable investment advisers of the underlying funds or underlying funds. Moreover, as a result of certain of such relationships, Related Parties may take actions with respect to an underlying fund, such as making a margin call, that may materially adversely affect such underlying fund and, therefore, the fund.

Related Parties may, from time to time, purchase shares of the fund. Any redemption of shares held by the Related Parties will be effected pursuant to the fund’s redemption policies. Such redemptions may have an adverse effect on the fund’s investment strategies, the breadth of their allocation of investments and on the fees, expenses and costs incurred by the fund.

To the extent permitted by applicable law, including, without limitation, the 1940 Act, an underlying fund may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which one of the Related Parties, acting as principal or on a proprietary basis for its customers, serves as the counterparty. The manager, the subadvisers and other Related Parties will not, directly or indirectly, purchase securities or other property from, or sell securities or other property to, the fund except in accordance with applicable law. However, subject to compliance with applicable law, including without limitation, the 1940 Act, the fund may engage in transactions with accounts that are affiliated with the fund because they are advised by Related Parties or because they have common officers, directors or managers. Such transactions would be made in circumstances where a subadviser has determined that it would be appropriate for the fund to purchase and a subadviser or another client of the Related Parties to sell, or the fund to sell and another client of the Related Parties to purchase, the same security or instrument on the same day.

To the extent permitted by applicable law (including, without limitation, the 1940 Act), the fund (directly or indirectly through underlying funds) may purchase investments that are issued, or the subject of an underwriting or other distribution, by Related Parties. It is anticipated that the commissions, mark-ups and mark-downs charged by Related Parties will be, in their view, commercially reasonable, although Related Parties will have an interest in obtaining commission rates, mark-ups and mark-downs that are favorable to such Related Parties.

Purchases or sales of securities for the account of the fund may be bunched or aggregated with orders for other accounts of the Related Parties, including other investment partnerships (including those in which the Related Parties or their employees have a beneficial interest). In the event that it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices would be averaged, and the fund will be charged or credited with the average price. Thus, the effect of the aggregation may be disadvantageous to the fund on some occasions. In addition, under certain circumstances, the fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. It is expected that the underlying funds generally will follow the same practice, but there is no guarantee that they will do so. The manager or a subadviser may invest the fund’s assets in underlying funds or managed accounts managed by investment advisers affiliated with the Related Parties.

The manager or a subadviser may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest in that the manager or a subadviser may have an incentive to allocate the investment opportunities that it believes might be the most profitable to such other accounts instead of allocating them to the fund.

Conflicts of Interest of Underlying Fund Investments

The subadvisers anticipate that each investment adviser of an underlying fund will consider participation by the applicable underlying fund in all appropriate investment opportunities that are also under consideration for investment by the investment advisers of the underlying funds for other funds and accounts managed by the investment adviser (“Underlying Adviser Accounts”) that pursue investment programs similar to that of the applicable underlying funds or the fund. However, there can be no guarantee or assurance that investment advisers of the underlying funds will follow such practices or that an investment adviser will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which an investment adviser of an underlying fund will cause its Underlying Adviser Accounts to commit a larger percentage of their assets to an investment opportunity than to which the investment adviser of the underlying fund will commit assets of the underlying fund. Circumstances may also arise under which an investment adviser of the underlying fund will consider participation by its Underlying Adviser Accounts in investment opportunities in which the investment adviser intends not to invest on behalf of the underlying fund, or vice versa.

Situations may occur where the fund could be disadvantaged by investment activities conducted by the investment adviser of an underlying fund for the Underlying Adviser Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for an underlying fund in which the fund and/or Underlying Adviser Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of underlying fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

An investment adviser of an underlying fund may from time to time cause an underlying fund to effect certain principal transactions in securities with one or more Underlying Adviser Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the portfolio managers determine it is appropriate for the underlying fund to purchase and an Underlying Adviser Account to sell, or the underlying fund to sell and the Underlying Adviser Account to purchase, the same security or instrument on the same day.

Each investment adviser of an underlying fund and its affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including shares in underlying funds, and may have conflicts of interest with respect to investments made on behalf of an underlying fund in which the fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the underlying fund for their own accounts that are the same as, different from or made at different times than positions taken for the underlying fund. Future investment activities of the investment adviser of the underlying funds, or their affiliates, and the principals, members, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the fund.

Investment advisers of the underlying funds or their affiliates may from time to time provide investment advisory or other services to underlying funds and other entities or accounts managed by the investment advisers or their affiliates. In addition, investment advisers of the underlying funds or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the investment adviser) may provide to one or more Underlying Adviser Accounts.

(a)(4)                   Disclosure of Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of March 31, 2012.

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Javier F. Dyer	None
Alexander Pillersdorf	None
James Hodge	None
Robert Kaplan	None
Isaac R. Souede	$100,001 - $500,000
Judy Tchou	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)                    Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                    Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Permal Hedge Strategies Fund

By (Signature and Title)	/s/ R. Jay Gerken
R. Jay Gerken, Chief Executive Officer

Date	June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ R. Jay Gerken
R. Jay Gerken, Chief Executive Officer

Date	June 7, 2012

By (Signature and Title)	/s/ Richard F. Sennett
Richard F. Sennett, Principal Financial Officer

Date	June 7, 2012